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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------

                    Proxy Statement Pursuant To Section 14(a)
                     Of The Securities Exchange Act Of 1934


Filed by the Registrant    |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|      Preliminary Proxy Statement
|_| Confidential, Use of the Commission Only (as permitted by Rule 14a-6(e)(2))Proxy Statement
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12



                            Altair International Inc .
     ----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
|X|      No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:
         2)       Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)       Proposed maximum aggregate value of transaction:
         5)       Total fee paid:

|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

------------------------------------------------------------------------------

                            ALTAIR INTERNATIONAL INC.
                         1725 Sheridan Avenue, Suite 140
                               Cody, Wyoming 82414
                                     U.S.A.

                         MANAGEMENT INFORMATION CIRCULAR
                               AND PROXY STATEMENT


Solicitation of Proxies
-----------------------

                  THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT (THE "INFORMATION CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF ALTAIR INTERNATIONAL INC. (THE "CORPORATION") OF PROXIES TO BE USED AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE ENCLOSED NOTICE OF MEETING (THE "MEETING"). This Information Circular, the notice of Meeting attached hereto, the accompanying form of proxy and the annual report to shareholders of the Corporation for the year ended December 31, 1997 are first being mailed to the shareholders of the Corporation on or about May 12, 1998. It is expected that the solicitation will be primarily by mail, but proxies may also be solicited personally or by telephone by regular employees of the Corporation without additional compensation therefor. The cost of solicitation by management will be borne directly by the Corporation. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the common shares of the Corporation ("Common Shares") held by such persons, and the Corporation will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith.

Appointment and Revocation of Proxies
-------------------------------------

                  The persons named in the enclosed form of proxy are officers of the Corporation. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON TO REPRESENT HIM AT THE MEETING MAY DO SO either by inserting such person's name in the blank space provided in that form of proxy or by completing another proper form of proxy and, in either case, depositing the completed proxy at the office of the transfer agent indicated on the enclosed envelope not later than 48 hours (excluding Saturdays and holidays) before the time of holding the Meeting, or delivered to the chairman on the day of the Meeting or adjournment thereof.

                  A proxy given pursuant to this solicitation may be revoked by instrument in writing, including another proxy bearing a later date, executed by the shareholder or by his attorney authorized in writing, and deposited either at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting, or adjournment thereof, or in any other manner permitted by law.

                  The exercise of a proxy does not constitute a written objection for the purposes of subsection 185(6) of the Business Corporations Act (Ontario).

Voting of Proxies
-----------------

                  Shares represented by properly executed proxies in favour of persons designated in the printed portion of the enclosed form of proxy WILL BE VOTED IN RESPECT OF THE ELECTION OF DIRECTORS AND THE APPOINTMENT OF AUDITORS AND THE REMUNERATION OF AUDITORS AND VOTED FOR THE APPROVAL OF THE 1998 ALTAIR INTERNATIONAL INC. STOCK OPTION PLAN AS STATED UNDER THOSE HEADINGS IN THIS INFORMATION CIRCULAR OR WITHHELD FROM VOTING OR VOTED AGAINST IF SO INDICATED ON THE FORM OF PROXY. The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the notice of meeting, or other matters which may properly come before the Meeting. At the time of printing this Information Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting.

Voting Securities
-----------------

                  The authorized capital of the Corporation consists of an unlimited number of Common Shares. At the date of this Information Circular, the Corporation has issued and outstanding 14,787,180 Common Shares.

                  The Corporation shall make a list of all persons who are registered holders of Common Shares on April 27, 1998 (the "Record Date") and the number of Common Shares registered in the name of each person on that date. Each shareholder is entitled to one vote for each Common Share registered in his name as it appears on the list except to the extent that such shareholder has transferred any of his shares after the Record Date and the transferee of those shares produces properly endorsed share certificates or otherwise establishes that he owns the shares and demands, not later than ten days before the Meeting, that his name be included in the list. In such case the transferee is entitled to vote his shares at the Meeting.

                  Two persons present in person and each entitled to vote at a meeting of shareholders is required for a quorum. An abstention will be counted as "represented" for the purpose of determining the presence or absence of a quorum. A broker non-vote, which is an indication by a broker that it does not have discretionary authority to vote on a particular matter, will not be treated as "represented" for quorum purposes. Under the Business Corporations Act (Ontario), once a quorum is established, shareholder approval with respect to a particular resolution is generally obtained when the votes cast in favour of the proposal exceed the votes cast against such proposal. Accordingly, abstentions and broker non-votes will not have the effect of being considered as votes cast against any matter considered at the Meeting.

                  In connection with the election of directors, the four nominees receiving the highest number of votes will be elected. In order to approve the proposal in respect of the appointment of independent auditors, the proposed approval of the 1998 Altair International Inc. Stock Option Plan (the "1998 Plan") and any other matters presented to shareholders at the Meeting, the votes cast in favour must exceed the votes cast against.

Exchange Rate Information
-------------------------

                  Except as otherwise indicated, all dollar amounts herein are expressed in Canadian dollars. The following exchange rates represent the noon buying rate in New York City for cable transfers in Canadian dollars (CDN.$), as certified for customs purposes by the Federal Reserve Bank of New York. The following table sets forth, for each of the years indicated, the period end exchange rate, the average rate (i.e. the average of the exchange rates on the last day of each month during the period), and the high and low exchange rates of the U.S. Dollar (U.S.$) in exchange for the Canadian Dollar (CDN.$) for the years indicated below, based on the noon buying rates.


                                               Year Ended December 31,
                            1997                1996                 1995                1994                 1993
                            ----                ----                 ----                ----                 ----
                                               (Canadian dollar per U.S. dollar)
        High               1.4398              1.3822               1.4238              1.4078               1.3443
        Low                1.3392              1.3310               1.3285              1.3103               1.2428
      Average              1.3849              1.3638               1.3725              1.3664               1.2902
      Year End             1.4288              1.3697               1.3655              1.4030               1.3255

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

                  Set forth below is information with respect to beneficial ownership of Common Shares as of April 15, 1998 by persons known to the Corporation to own more than 5% of the outstanding Common Shares, each of the Corporation's current executive officers and directors, and by all current officers and directors of the Corporation as a group. Unless otherwise indicated, each of the shareholders named in the table has sole voting and investment power with respect to the Common Shares identified as beneficially owned. The Corporation is not aware of any arrangements, the operation of which may at a subsequent date result in a change in control of the Corporation.

                                      - 4 -


Title of Class          Name and Address of                           Amount and Nature of           Percentage
                        Beneficial Owner                             Beneficial Ownership(1)         of Class(2)
---------------------------------------------------------------- ----------------------------------------------------
Common                  William P. Long                                   2,101,529(3)                 13.9%
                        57 Sunset Rim
                        Cody, Wyoming  82414
Common                  Patrick Costin                                    1,033,333(4)                  6.9%
                        1850 Aquila Avenue
                        Reno, Nevada  89509
Common                  James I. Golla                                       22,000(5)                    *
                        829 Terlin Boulevard
                        Mississauga, Ontario L5H 1T1
Common                  George Hartman                                       25,000(6)                    *
                        Suite 1201-750 W. Pender Street
                        Vancouver, B.C.  V6C 2T8
Common                  Robert Sheldon                                       25,000(7)                    *
                        3475 Mathers Avenue
                        West Vancouver, British Columbia
                        V7V 2K8
Common                  All Directors and Officers as a Group             3,207,362(8)                 20.8%
                        (5 persons)

*        Represents less than 1% of the outstanding Common Shares.

(1) Includes all Common Shares issuable pursuant to the exercise or conversion of options and warrants that are exercisable within 60 days.
(2) Based on 14,787,180 Common Shares outstanding as of April 15, 1998. Common Shares underlying options or other convertible securities are deemed to be outstanding for purposes of calculating the percentage ownership of the owner of such securities, but not for purposes of calculating any other person's percentage ownership.
(3) Includes 46,000 Common Shares held by Dr. Long's minor daughter, 47,500 Common Shares held by Dr. Long's minor son, and 162,500 Common Shares held by the MBRT Trust, an irrevocable trust for the benefit of the minor children of Dr. Long. Dr. Long disclaims any beneficial interest in such 275,500 Common Shares. Also includes 350,000 Common Shares subject to presently exercisable options granted to Dr. Long pursuant to the Altair International Inc. Stock Option Plan (the "1996 Plan").
(4) Includes 411,667 Common Shares held in escrow and to be released as to one-half on June 1, 1998 and one-half on June 1, 1999. Mr. Costin is entitled to exercise all voting rights applicable to the escrowed shares. Also includes 225,000 Common Shares subject to presently exercisable options granted to Mr. Costin pursuant to the 1996 Plan.
(5) Includes 15,000 Common Shares subject to presently exercisable options granted to Mr. Golla pursuant to the 1996 Plan.
(6) Includes 25,000 Common Shares subject to presently exercisable options granted to Mr. Hartman pursuant to the 1996 Plan.
(7) Includes 25,000 Common Shares subject to presently exercisable options granted to Mr. Sheldon pursuant to the 1996 Plan.
(8) Includes 640,000 Common Shares subject to presently exercisable options granted to officers and directors pursuant to the 1996 Plan.

                                     - 5 -
Executive Compensation
----------------------

(a)      Compensation of Officers

         The following table, presented in accordance with Regulation 14A promulgated under the United States Securities and Exchange Act of 1934, as amended (the "Exchange Act"), sets forth all annual and long-term compensation for services rendered in all capacities to the Corporation for the fiscal years ended December 31, 1997, December 31, 1996 and December 31, 1995 in respect of William P. Long who was, at December 31, 1997, the President of the Corporation. The Corporation had no other executive officer whose total salary and bonuses during the fiscal year ended December 31, 1997 exceeded U.S. $100,000.

                           Summary Compensation Table


   Name and Title    Fiscal             Annual Compensation (1)                      Long Term Compensation              All Other
                      Year                                                                                             Compensation
                     Ended                                                                                                  ($)
                    Dec. 31,
                                                                          Restricted
                                                                           Shares or       Securities
                                                                          Restricted          Under
                                                                          AnnShare           Options           LTIP
                               Salary (2)      Bonus (2)  Compensation       Units         Granted (3)       Payouts
 --------------------------------------------------------------------------------------------------------------------
                               (U.S. $)       (U.S.$)           (U.S.$)       (#)              (#)             ($)
William P. Long,      1997      91,200          9,120            Nil          Nil            100,000            Nil         Nil
President
and Director          1996      90,000          9,120            Nil          Nil            250,000            Nil         Nil

                      1995      91,200          9,120            Nil          Nil            166,000            Nil         Nil

(1)      All compensation paid is stated in United States dollars.
(2) Bonus and salary amounts reflect amounts accrued and payable to Dr. Long for each fiscal year in accordance with the terms of his employment agreement with the Corporation. See "Executive Compensation
         - Employment Agreements". Amounts actually paid to Dr. Long in fiscal years 1997, 1996 and 1995 were U.S. $75,600, U.S. $60,000 and U.S.
         $110,000, respectively. The payments in 1995 include earned but unpaid salary and a bonus of U.S. $9,680 from the 1994 fiscal year. At December 31, 1997, U.S. $142,816 remained outstanding and payable to Dr. Long, including interest on unpaid bonuses (U.S. $5,472).
(3)      Options to purchase Common Shares granted pursuant to the 1996 Plan.

(b)      Option Grants in 1997

                  The following table provides details with respect to stock options granted to Dr. Long during the year ended December 31, 1997:





                                   % of Total                        Market                         Potential Realizable Value at
                                    Options                         Value of                           Assumed Annual Rates of
                                    Granted                        Securities                        Share Price Appreciation for
                                       to                          Underlying                                Option Term
                  Securities       Employees                       Options on
                     Under             in          Exercise       the Date of
                    Options        Financial      Price/Share        Grant         Expiration            5%               10%
         Name     Granted (#)         Year         (CDN. $)         (CDN. $)          Date            (CDN. $)          (CDN. $)
------------------------------------------------------------------------------------------------------------------------------------



William           100,000(1)         16.4%           10.25          10.25(2)     May 15,             283,188.69        625,772.75
P. Long,                                                                         2002
President and
Director

(1)      Represents options granted on May 14, 1997.
(2) Based on the closing price of the Common Shares on the Alberta Stock Exchange (the "ASE") on May 13, 1997, the last business day prior to the date of grant.

(c)      Aggregated Option Exercises and Year-end Option Values

                  The following table provides information regarding options held by Dr. Long as at December 31, 1997 and options exercised by Dr. Long during the year ended December 31, 1997:


        Name            Securities      Aggregate           Unexercised Options at                 Value of Unexercised
                         Acquired         Value                December 31, 1997                 In-the-money Options at
                            on           Realized                                                 December 31, 1997 (1)
                         Exercise        (CDN. $)           ----------------------               ------------------------
                            (#)                         Exercisable    Unexercisable          Exercisable       Unexercisable
                                                            (#)                (#)             (CDN. $)            (CDN. $)
------------------------------------------------------------------------------------------------------------------------------------

William P. Long,            Nil             Nil           250,000             Nil              4,400,000             N/A
President and
Director                                                  100,000             Nil              1,135,000              N/A

(1) Based on the closing price of the Common Shares on the ASE on December 30, 1997, of CDN. $21.60.

(d)      Compensation of Directors

                  Directors who are not officers of the Corporation are not currently paid any fees for their services as directors. Directors who are not officers are entitled to receive compensation to the extent that they provide services to the Corporation at rates that would be charged by such directors for such services to arm's length parties. No such amounts were paid to directors during the year ended December 31, 1997 other than amounts paid to Dr. Long set forth herein.
                                     - 7 -


                  Directors are also entitled to participate in the 1996 Plan. As at April 15, 1998, the Corporation had outstanding options to purchase 1,065,000 Common Shares, 415,000 of which have been granted to directors.

(e)      Employment Contracts

                  William P. Long, President of the Corporation, has entered into an employment agreement with the Corporation dated January 1, 1998. The term of the agreement commenced on January 1, 1998 and, unless earlier terminated, expires on December 31, 2007. Pursuant to the agreement, Dr. Long is paid a salary of U.S. $7,600 per month and an annual bonus, determined by the board of directors of the Corporation, of not less than 10% of Dr. Long's annual compensation. In the event the voting control of over 35% of the issued and outstanding Common Shares is acquired by an individual or group (a "Change of Control") and the agreement is terminated by the Corporation or Dr. Long within 180 days before the Change of Control or at any time thereafter, Dr. Long is entitled to be issued 200,000 Common Shares. Absent a Change of Control, if the agreement is terminated for any reason except by Dr. Long, by mutual consent, by the Corporation for cause, or at the end of the term, Dr. Long is entitled to be issued 200,000 Common Shares.

                  C. Patrick Costin, a Vice President of the Corporation and the President of Mineral Recovery Systems, Inc. and Fine Gold Recovery Systems, Inc. ("Fine Gold"), each a wholly-owned subsidiary of the Corporation, is employed by Fine Gold pursuant to the terms of an employment agreement entered into August 15, 1994. The agreement expired by its terms on December 31, 1997, but has been implicitly extended pending execution of a renewal employment agreement during the second quarter of 1998. The agreement provides that Mr. Costin shall be paid a salary of at least U.S. $7,500 per month and may be entitled to bonuses as determined by the board of directors of Fine Gold.

(f)      Compensation Committee Report

                  Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the United States Securities Act of 1993, as amended (the "Securities Act"), or the Exchange Act that incorporates by reference, in whole or in part, subsequent filings including, without limitation, this Management Information Circular and Proxy Statement, the Compensation Committee Report and the Performance Graph set forth below shall not be deemed to be incorporated by reference into any such filings.

                  As required by the proxy rules promulgated by the Securities and Exchange Commission (the "SEC") and applicable Canadian securities laws, this Compensation Committee Report describes the overall compensation goals and policies applicable to the executive officers of the Corporation, including the basis for determining the compensation of executive officers for the 1997 fiscal year.
                                     - 8 -


                  Composition of Compensation Committee

         The Corporation's executive compensation program is administered by the board of directors of the Corporation as the Corporation does not have an independent compensation committee. The board of directors of the Corporation currently consists of William Long, Robert Sheldon, James Golla and George Hartman. In addition to evaluating and approving employment contracts for key employees throughout the year, the board of directors formally considered compensation issues one time during the 1997 fiscal year in connection with approving the materials relating to the 1997 meeting of shareholders. Dr. Long is the President of the Corporation, and Mr. Golla is the Secretary of the Corporation. None of the other directors is an officer or employee of the Corporation.

                  Compensation Objectives and Policies

                  In determining the amount and composition of compensation for the Corporation's executive officers, the board of directors is guided by several factors. Because the Corporation has very few employees, compensation practices are flexible in response to the needs and talents of the individual officer, entrepreneurial, and geared toward rewarding contributions that enhance shareholder value. Because the Corporation has no significant revenues from operations and needs capital for research and development, the Corporation keeps salaries and bonuses at levels that the Corporation believes are lower than many of the Corporation's competitors and compensates employees (including executive officers) primarily in the form of stock options. The extensive use of stock options is also designed to align the interest of the executive officers and other employees with the long-term interests of the Corporation and to attract and retain talented employees, who can enhance the Corporation's value. Although certain members of the board are also executive officers, none participates in the determination of his own salary or bonus.

                  Compensation Components

         Annual Base Salary. The Corporation's compensation of its executive officers consists of three components: base salary, bonuses, and long-term incentive awards in the form of stock options. The board establishes base salaries based primarily on its subjective judgment, taking into consideration both qualitative and quantitative factors. Among the factors considered by the board are: (i) the qualifications and performance of each executive officer;
(ii) the performance of the Corporation as measured by such factors as progress in product development and increased shareholder value; (iii) salaries provided by other companies inside and outside the industry that are of a comparable size and at a similar development stage, to the extent known; and (iv) the capital position and needs of the Corporation. The board does not assign any specific weights to these factors in determining salaries. It does, however, try to keep base salaries as low as possible, consistent with the needs and status of the executive officers, in order to preserve capital for future growth and development.
                                     - 9 -


         Incentive Bonuses. The Corporation also compensates its executive officers in the form of bonuses. Pursuant to the terms of an employment agreement executed by the Corporation and the Corporation's President, William
P. Long, Dr. Long is entitled to receive a bonus, the amount of which is determined by the board but in no event is less than ten percent of his annual base salary. In addition, the Corporation may pay bonuses to other executive officers or key employees in the future as a reward for significant and specific achievements that have a significant impact on shareholder value. Because the Corporation is a development stage corporation and does not have a history of earnings per share, net income, or other conventional data to use as a benchmark for determining the amount or existence of bonus awards, the board generally makes such determinations based on its subjective evaluation of each individual's contribution to the Corporation. In some cases, however, bonuses payable to individuals may be tied to specific criteria identified at the time of engagement. In the 1997 fiscal year, no executive officer received a bonus except that received by Dr. Long, as described in greater detail below. The board's action was based on its conclusion that, despite the superior personal performance of the executive officers, no cash incentive bonuses other than the bonus paid to Dr. Long should be awarded in the 1997 fiscal year due to the lack of revenue during the 1997 fiscal year.

                  Stock Options. The Corporation relies extensively on stock options to compensate executive officers and other key employees. The 1996 Plan and proposed 1998 Plan, which are attached hereto as Exhibit A and Exhibit B respectively, are designed to give each option holder an interest in preserving and maximizing shareholder value in the longer term, to reward option holders for past performance, to give option holders the incentive to remain with the Corporation long term. Individual grants are determined on the basis of the board's assessment of an individual's current and expected future performance, level of responsibilities, and the importance of his or her position with, and contribution to, the Corporation. In the 1997 fiscal year, the board awarded options to purchase 100,000 Common Shares to Dr. Long and Pat Costin, Vice President of the Corporation, among other employees, in order to ensure that they have a continued interest in setting strategies and making decisions that enhance shareholder value.

                  Chief Executive Compensation for 1997

                  Based on the board's subjective impression of the salaries of presidents or chief executive officers of similarly situated development stage companies (both in and outside the industry), the increasing value of the Common Shares, the Corporation's progress in finding a market niche and exploiting its assets, and the board's subjective assessment of the contribution of Dr. Long, the board of directors determined in April, 1997 to retain Dr. Long's base salary at U.S. $7,600 per month and guarantee him a bonus equal to at least 10% of his annual salary. Based on all of the aforementioned factors, but primarily the Corporation's lack of significant revenue during the 1997 fiscal year, the board determined to pay Dr. Long a bonus of U.S. $9,120 in respect of the 1997 fiscal year, the minimum under his employment contract. The board determined to grant Dr. Long 100,000 options during the year ended December 31, 1997 in order to ensure that he has a continued interest to set strategies and make decisions that enhance shareholder value.

                  The foregoing is submitted by the board of directors.

                  William P. Long
                  James Golla
                  Robert Sheldon
                  George Hartman

(h)      Performance Graph

                  The following chart compares the total cumulative shareholder return for CDN. $100 invested in Common Shares on the ASE and on the NASDAQ (since March 24, 1997 when the Common Shares commenced trading on the NASDAQ Small Cap Market) with the total return of the Alberta Stock Exchange (the "ASE Index"), the total return of the NASDAQ (the "NASDAQ Index"), the total return of non-financial companies that trade on the NASDAQ (the "NASDAQ Non-Financial Index") and the total return of four companies (Harnischfeger Industries, Inc., Terex Corporation, Cooper Industries, Inc. and Global Industrial Technologies, Inc.) operating in the same general business as the Corporation (the "Line of Business Index"). The comparison is made for the period commencing on December 31, 1992. Trading data in respect of periods prior to March, 1994, have been restated to reflect the three for one share consolidation that occurred during March, 1994.

[GRAPHIC OMITTED]



                                            Dec. 31,       Dec. 31,      Dec. 31,      Dec. 31,       Dec. 31,     Dec. 31,
                                                1992           1993          1994          1995           1996         1997
                                                ----           ----          ----          ----           ----         ----
Altair International Inc. (ASE)               100.00          34.62          6.41         41.67         243.59       461.54
ASE Index (1)                                 100.00         163.99        114.04        155.02         272.89       233.62
Line of Business Index (2)                    100.00         107.56         95.74        107.51         140.68       143.24
Altair International Inc. (NASDAQ)               N/A            N/A           N/A           N/A      100.00(3)       124.66
NASDAQ Index                                  100.00         114.80        112.21        158.70         195.19       239.52
NASDAQ (Non-Financial) Index                  100.00         115.46        110.32        154.37         188.03       220.65

(1) The Corporation has agreed to voluntarily de-list the Common Shares from the ASE effective April 23, 1998. Accordingly, the Corporation will not compare the performance of the Common Shares to the ASE Index in future years.

(2) The Corporation has elected to abandon a comparison with the Line of Business Index in future years. The Corporation previously compared its returns with the Line of Business Index because the Common Shares did not yet trade on NASDAQ and the ASE did not have a suitable sub-index to be used for comparison purposes. As the Common Shares now trade on the NASDAQ National Market and the Corporation believes the returns of the NASDAQ (Non-Financial) Index provides a suitable comparison to the Corporation's returns, it is no longer necessary to include the Line of Business Index in the performance graph.
(3) The Common Shares commenced trading on the NASDAQ Small Cap Market on March 24, 1997. The Common Shares commenced trading on the NASDAQ National Market on January 26, 1998.

Election of Directors
---------------------

                  The Articles of Incorporation of the Corporation, as amended provide that the board may consist of a minimum of three and a maximum of nine directors, to be elected annually. Each director will hold office until the next annual meeting or until his successor is duly elected unless his office is earlier vacated in accordance with the By-laws of the Corporation. By special resolution of the shareholders of the Corporation passed on June 27, 1988, the directors have been empowered to set the size of the board of directors of the Corporation. The Business Corporations Act (Ontario) provides that the directors may not, between meetings of shareholders, appoint an additional director if, after such appointment, the total number of directors would be greater than one and one-third times the number of directors required to have been elected at the last annual meeting of shareholders.

                  At the Meeting, shareholders of the Corporation will be asked to elect four directors (the "Nominees"). The following table provides the names of the Nominees and information concerning them. The persons in the enclosed form of proxy intend to vote for the election of the Nominees. Management does not contemplate that any of the Nominees will be unable to serve as a director. None of the Nominees or current directors or officers was selected pursuant to any arrangement or understanding between him and any other person.


Name & Municipality of             Office                  Period of Service as a         Number of Common Shares
Residence                                                  Director                      Beneficially Owned or Over
---------                          -------                 --------                      --------------------------
                                                                                       Which Control is Exercised(1)
William Long                       President & Director    Since 1988                         2,101,529 (2)
Cody, Wyoming
James Golla                        Director & Secretary    Since 1994                            22,000 (3)
Mississauga, Ontario
George Hartman                     Director                Since 1997                            25,000 (4)
Lyons Bay, British Columbia
Robert Sheldon                     Director                Since 1997                            25,000 (5)
West Vancouver, British
Columbia

(1) The information as to Common Shares beneficially owned or over which they exercise control or direction not being within the knowledge of the Corporation has been furnished by the respective Nominees individually. Includes all Common Shares issuable pursuant to the exercise or conversion of options that are exercisable within 60 days.
(2) Includes 46,000 Common Shares held by Dr. Long's minor daughter, 47,500 Common Shares held by Dr. Long's minor son, and 162,500 Common Shares held by the MBRT Trust, an irrevocable trust for the benefit of the minor children of Dr. Long. Dr. Long disclaims any beneficial interest in such 275,500 Common Shares. Also includes 350,000 Common Shares subject to presently exercisable options granted to Dr. Long pursuant to the 1996 Plan.
(3) Includes 15,000 Common Shares subject to presently exercisable options granted to Mr. Golla pursuant to the 1996 Plan.
(4) Includes 25,000 Common Shares subject to presently exercisable options granted to Mr. Hartman pursuant to the 1996 Plan.
(5) Includes 25,000 Common Shares subject to presently exercisable options granted to Mr. Sheldon pursuant to the 1996 Plan.

                  IF ANY OF THE ABOVE NOMINEES IS FOR ANY REASON UNAVAILABLE TO SERVE AS A DIRECTOR, PROXIES IN FAVOUR OF MANAGEMENT WILL BE VOTED FOR ANOTHER NOMINEE IN THEIR DISCRETION UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY THAT HIS SHARES ARE TO BE WITHHELD FROM VOTING IN THE ELECTION OF DIRECTORS.

                  Set forth below is a description of each of the directors and executive officers of the Corporation including their principal occupations for the past five years:

Directors

                  William P. Long, 51, has been the President and a director of the Corporation since 1988, and the Secretary and a director of Fine Gold since the merger of TransMar Inc. ("TMI") with and into Fine Gold in February, 1996. Fine Gold is a wholly-owned subsidiary of the Corporation. Dr. Long also served as the Vice President of the wholly-owned subsidiary of the Corporation formerly known as Mineral Recovery Systems, Inc. which was merged with and into Fine Gold in June, 1996. Dr. Long has been an executive officer and director of Carlin Gold Corporation (the name of which was changed to Mineral Recovery Systems, Inc. ("MRS") following the Fine Gold merger), since its formation in April, 1987. From 1987 to 1988, Dr. Long was a mineral and energy consultant, providing various services to clients in the mining and energy industries, including arranging precious metal property acquisitions, supervising mineral evaluations, and providing market analyses. From 1980 to 1986, Dr. Long served as the Executive Vice President and Chief Financial Officer of Thermal Exploration Corporation. From 1974 to 1980, Dr. Long was employed by Amax Exploration, Inc. in various capacities, including Systems Engineer, Business Analyst and Business Manager. Dr. Long is affiliated with the American Institute of Chemical Engineers and the American Institute of Mining Engineers. He obtained a bachelors degree in Chemical and Petroleum Refining Engineering and a Ph.D. in Mineral Economics from the Colorado School of Mines in 1969 and 1974, respectively.

         James I. Golla, 65, was appointed Secretary of the Corporation in November, 1996 and has been a director of the Corporation since February, 1994. He also currently serves as a director of Blake River Explorations Ltd. and Consolidated Richland Mines Inc. Mr. Golla was a journalist with the Globe and Mail, Canada's national newspaper, from 1954 until his retirement early in 1997.

         George E. Hartman, 48, was elected a director of the Corporation in March, 1997. Since 1995, Mr. Hartman has served as President of Planvest Pacific Financial Corp. ("Planvest Pacific"), a Vancouver-based financial planning firm with over 250 representatives, 27,500 clients and $1 billion of assets under management. Mr. Hartman is also on the board of directors of Planvest Capital Corp., the parent of Planvest Pacific. In addition, Mr. Hartman continues to serve as President of Hartman & Company, Inc., a firm founded by Mr. Hartman in 1991 which provides consulting services to the financial services industry. Mr. Hartman is the author of Risk is a Four- Letter Word--The Asset Allocation Approach to Investing, a Canadian best-seller published in 1992 and now in its fifth printing, and host of a weekly personal finance radio program, "Money Matters," aired on AM 1040 in Vancouver, British Columbia.

                  Robert Sheldon, 75, has been a director of the Corporation since June, 1997. Since his retirement in 1988, Mr. Sheldon has performed consulting work for several clients, including Newmont Exploration of Canada Limited. Mr. Sheldon has served, and continues to serve, on the board of directors of several companies in addition to the Corporation. Mr. Sheldon served as President of Newmont Exploration of Canada Limited and Vice President of Newmont Mines Limited from 1975 until 1988 when he retired. Mr. Sheldon was responsible for mineral exploration, appraisals and development of mining properties throughout Canada for Newmont Mining Corporation, a natural resource company with worldwide operations. Mr. Sheldon obtained a bachelors degree in Geological Engineering from the University of British Columbia in 1948. He is a member of the Association of Professional Engineers of British Columbia, the American Institute of Mining and Metallurgy, the Canadian Institute of Mining and Metallurgy, the Society of Mining Engineers, the British Columbia and Yukon Chamber of Mines (past president) and the Engineers Club, Vancouver, British Columbia (past president).

Executive Officers

                  The executive officers of the Corporation are William Long, Patrick Costin, and James Golla. Certain information regarding Messrs. Long and Golla is set forth above under "Election of Directors - Directors" Certain information regarding Mr. Costin follows.

                  Patrick Costin, 55, was appointed a Vice President and Principal Financial Officer of the Corporation in June, 1996, and also currently serves as the President and a director of Fine Gold and MRS. Mr. Costin also served as the President of the wholly-owned subsidiary of the Corporation formerly known as Mineral Recovery Systems, Inc. from March 1995 until its merger with and into Fine Gold in June 1996. Mr. Costin is the chief executive officer of Costin and Associates, a minerals consulting organization founded by Mr. Costin in 1992 which specializes in identification and evaluation of North American mine and mineral deposit acquisition opportunities. From 1982 to 1992, Mr. Costin served as the manager of U.S. exploration for Rio Algom Ltd. Mr. Costin's additional experience in the mining and minerals industry includes Senior Mineral Economist for the Stanford Research Institute from 1977 to 1982, Senior Geologist for Chevron Resources from 1975 to 1976, Senior Geologist for Newmont Mining Corporation of Canada from 1967 to 1975, and Geologist for United Keno Hill Mines Ltd. from 1965 to 1967. Mr. Costin obtained a bachelors degree in Geological Engineering and a masters degree in Minerals Economics from the Colorado School of Mines in 1965 and 1975, respectively.

Compliance with Section 16(a) of the United States Exchange Act
---------------------------------------------------------------

         Section 16(a) of the Exchange Act requires the Corporation's officers and directors to file reports concerning their ownership of Common Shares with the SEC and to furnish the Corporation with copies of such reports. Based solely upon the Corporation's review of Section 16 reports and amendments thereto furnished to the Corporation, the Corporation believes that the following reports were not filed with the SEC on a timely basis. Each of William P. Long (President and Director), Patrick Costin (Vice President), James Golla (Secretary and Director), and George Hartman (Director) was required to file a Form 3 on March 20, 1997. Such Form 3s were received by the SEC on March 21, 1997. Robert Sheldon was required to file a Form 3 on June 10, 1997, which Form 3 the Corporation believes was received by the SEC on March 27, 1998. With respect to transactions completed in August, 1997, Patrick Costin was required to file a Form 4 on September 10, 1997, which Form 4 the Corporation believes was received by the SEC on September 11, 1997.

Appointment of Auditors
-----------------------

                  Unless such authority is withheld, the persons named in the accompanying proxy intend to vote for the appointment of McGovern, Hurley, Cunningham, Chartered Accountants (the "Principal Accountants"), as auditors of the Corporation for the 1998 fiscal year, and to authorize the directors to fix their remuneration. The Principal Accountants will be present at the Meeting and will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions. The Principal Accountants have been auditors of the Corporation since 1992. For the four prior years, T.H. Bernholtz & Co., Chartered Accountants, served as the Corporation's auditors.

Audit Committee, Nominating Committee and Meetings of Directors
---------------------------------------------------------------

                  The Corporation is required to have an audit committee, the function of which is to recommend the Corporation's independent auditors and to review the Corporation's accounting practices, controls and all services performed by the independent auditors. The audit committee which was comprised of James Golla, George Hartman and Robert Sheldon, did not meet during the fiscal year ended December 31, 1997, but did review the Corporation's financial statements and approve such financial statements via unanimous consent resolution. If elected as directors by the shareholders at the Meeting, the following directors will be appointed members of the Corporation's audit committee:

                                 James Golla
                                 George Hartman
                                 Robert Sheldon

                  During the fiscal year ended December 31, 1997, the board of directors held one meeting which was attended by William Long and James Golla. George Hartman and Robert Sheldon, who were not in attendance at the meeting, consented in writing to the transaction of business at the meeting. In addition, the board of directors considered and acted on various matters throughout the year by executing thirteen consent resolutions by unanimous written consent. The Corporation does not maintain a standing nominating committee of the board of directors.

Certain Relationships and Related Transactions
----------------------------------------------

         Included in accounts payable and accrued liabilities of the Corporation for fiscal years 1997 and 1996 are approximately U.S. $142,816 and U.S. $115,360, respectively, owing to William P. Long, the President of the Corporation. Such amounts represent accrued salary and bonuses payable to Dr. Long. See "Executive Compensation - Compensation of Officers". No terms of repayment have been negotiated with respect to such amounts.

Indebtedness of Officers and Directors to the Corporation
---------------------------------------------------------

                  No officer or director of the Corporation was indebted to the Corporation, as at December 31, 1997 or as at the date of this Information Circular.

Approval of the 1998 Plan
-------------------------

The 1996 Plan. On May 19, 1996, the Corporation adopted and the shareholders approved the 1996 Plan. The 1996 Plan was amended, with shareholder approval, on June 3, 1997. The aggregate number of Common Shares which may be issued and sold under the 1996 Plan is limited to 2,500,000 Common Shares. As at April 15, 1998, an aggregate of 1,082,000 Common Shares had been issued upon the exercise of options granted under the 1996 Plan, and 1,065,000 Common Shares remained reserved for issuance upon the exercise of outstanding options. A copy of the 1996 Plan is attached hereto as Exhibit A.

The 1998 Plan. The Board has adopted and is submitting to the shareholders for a vote a second stock incentive plan entitled the "1998 Altair International Inc. Stock Option Plan" (the "1998 Plan"), a copy of which is attached hereto as Exhibit B. The 1998 Plan shall be effective upon approval by the shareholders. The 1996 Plan will continue to operate notwithstanding approval of the 1998 Plan. The following description of the 1998 Plan does not purport to be complete and is qualified in its entirety by reference to the full text thereof.

Purpose. The purpose of the 1998 Plan is to authorize the grant to service providers for the Corporation of options to purchase Common Shares and thus benefit the Corporation by enabling it to attract, retain and motivate employees and service providers by providing them with the opportunity, through share options, to acquire an increased proprietary interest in the Corporation.

Administration. The 1998 Plan is administered by the board of directors of the Corporation or a committee established by the board of directors for that purpose (the "Plan Committee"). Subject to approval of the granting of options by the board of directors, the Corporation may grant options under the 1998 Plan.

Shares Subject to 1998 Plan. The aggregate number of Common Shares which may be issued and sold under the 1998 Plan is 2,000,000. The market value of 2,000,000 Common Shares as of April 15, 1998, based upon the closing price of the Common Shares on April 15, 1998 of U.S. $8 15/16 as reported by NASDAQ, was U.S. $17,875,000; however, the 1998 Plan requires that the exercise price of options granted under the 1998 Plan be equal to the market value of the Common Shares on the date of grant.

Accordingly, at the time of any grant under the 1998 Plan, the exercise price payable to the Corporation upon the exercise of any option granted thereunder will be equal to the market value of the Common Shares issuable upon exercise of the option. The total number of Common Shares which may be reserved for issuance to any one individual under the 1998 Plan shall not exceed 5% of the Common Shares issued and outstanding on the date of the grant. In the event the number of outstanding Common Shares is increased, decreased, changed into, or exchanged for a different number or kind of Common Shares or security of the Corporation through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, the maximum number of Common Shares available for issuance under the 1998 Plan shall be proportionately adjusted.

Limits with Respect to Insiders. The maximum number of Common Shares which may be reserved for issuance to insiders under the 1998 Plan, or any other stock option plans, is 10% of the Common Shares issued and outstanding at the time of the grant. The maximum number of Common Shares which may be issued to insiders under the 1998 Plan, together with any other previously established or proposed share compensation arrangements, within any one year period is 10% of the Common Shares issued and outstanding on the date of the grant. The maximum number of Common Shares which may be issued to any one insider and his or her associates under the 1998 Plan, together with any other previously established or proposed share compensation arrangements, within a one-year period is 5% of the Common Shares outstanding at the time of the grant (on a non-diluted basis). Any entitlement to acquire Common Shares granted prior to the optionee becoming an insider shall be excluded for the purposes of the limits set out immediately above.

Eligibility. Options may be granted only to service providers for the Corporation. The term "service providers for the Corporation" means (a) any full-time or part-time employee or insider of the Corporation or any of its subsidiaries other than persons or entities who would be insiders solely on account of the person or entity having beneficial ownership of more than ten percent of the Common Shares, and (b) any other person or entity engaged to provide ongoing management or consulting services for the Corporation or any entity controlled by the Corporation. Subject to the foregoing, the board of directors has full and final authority to determine the persons or entities who are to be granted options under the 1998 Plan and the number of Common Shares subject to each option. Approximately eight employees and four non-employee directors are currently eligible to participate in the 1998 Plan in addition to an indeterminable number of unaffiliated service providers.

Price. The purchase price for the Common Shares under each option is determined by the board of directors or the Plan Committee on the basis of the market price of the Common Shares, which shall be the prior day closing price on any exchange on which the Common Shares are traded.

Period of Option and Rights to Exercise. Options may not be granted for a term exceeding ten years. Options may, at the discretion of the board of directors or Plan Committee, provide that the number of Common Shares which may be acquired pursuant to the option shall not exceed a specified number each year during the term of the option. The Common Shares to be purchased upon each exercise of any option shall be paid for in full at the time of such exercise.

An optionee shall have no rights whatsoever as a shareholder in respect of any of the optioned shares prior to exercise of an option with respect to such shares. No option which is held by a service provider may be exercised unless the optionee is then a service provider for the Corporation, except in the case of death for a period of one year next succeeding the optionee's death or otherwise within a period of ninety days following cessation of the optionee's status as service provider, provided that, the board of directors or the Plan Committee may extend the period of time during which the former service provider (or his or her estate in the case of the service provider's death) may exercise options held to a date no later than the original expiry date of the option.

Non-Transferability. No option granted under the 1998 Plan is transferrable by an optionee otherwise than by will or by the laws of descent and distribution, and such option shall be exercisable, during an optionee's lifetime, only by the optionee.

Amendment and Termination of the 1998 Plan. The board of directors may at any time amend or terminate the 1998 Plan, but where amended, such amendment is subject to any applicable regulatory approvals. The Corporation is seeking shareholder approval for adoption of the 1998 Plan in order to facilitate the qualification of options issued to employees of the Corporation and its subsidiaries as incentive stock options for United States income tax purposes. See "Certain United States Income Tax Consequences of the 1998 Plan".

Expiry of Option. Any option issued pursuant to the 1998 Plan that remains unexercised at the expiry date shall terminate, subject to any extension of the expiry date permitted in accordance with the 1998 Plan.

Value of Benefits to Certain Persons

                  The Corporation is unable to determine the amount of benefits that may be received in the future by participants under the 1998 Plan, as participation is subject to the discretion of the board of directors.

Certain Information Regarding Outstanding Options

                  Certain information regarding outstanding unexercised options issued pursuant to the existing 1996 Plan as at April 15, 1998 is summarized below. No options have been issued pursuant to the proposed 1998 Plan.



                                                   Date All                                  Market Value of
                                                    Options                   Number of        Underlying
                          Exercise   Date of Grant  May First                   Options      Common Shares as
                            Price                     Be                     Unexercised   of April 15, 1998(1)
          Name            (CDN. $)                Exercised   Expiry Date   Outstanding        (CDN. $)
Pat Costin                 3.70        3/07/96     03/07/96     03/07/01           125,000           1,162,500
Vice President
William Long,              4.00        5/27/96     05/27/97     05/27/01           250,000           2,250,000
President and Director
Robert Brandon             4.20        7/29/96     07/29/96     07/29/01            75,000             660,000
Harrison
James Golla                8.40        1/06/96     11/06/96     11/06/01            15,000              67,000
Secretary and Director
George Hartman,           12.35        3/10/97     03/10/97     03/10/02            25,000              16,250
Director
William Long,             10.25        5/14/97     05/14/97     05/14/02           100,000             275,000
President and Director
Pat Costin,               10.25        5/14/97     05/14/97     05/14/02           100,000             275,000
Vice President
Robert Sheldon,            9.30        6/03/97     06/03/97     06/03/02            25,000              92,500
Director
Ed Dickinson              10.82        8/26/97     08/26/97     08/26/02           150,000             327,000
David Lloyd               18.24        2/22/97     12/22/00     12/22/02            60,000                 Nil
Tracy LaFollette          18.24        2/22/97     12/22/00     12/22/02            20,000                 Nil
David Lloyd               19.50        3/02/98     03/02/01     03/02/03            60,000                 Nil
Shuzhong Chen             19.50        3/02/98     03/02/01     03/02/03            30,000                 Nil
George Eliopulos          19.50        3/02/98     03/02/01     03/02/03            30,000                 Nil
TOTAL:                                                                           1,065,000
------------------------------------------------------------------------------------------ -------------------
Executive Officers as a                                                            590,000
Group
------------------------------------------------------------------------------------------ -------------------
Non-Executive Officer                                                               50,000
Directors as a Group
------------------------------------------------------------------------------------------ -------------------
Non-Executive Officer                                                              425,000
Employees as a Group
------------------------------------------------------------------------------------------ -------------------

(1) Based upon exercise price less closing price of the Common Shares on the ASE on April 15, 1998. The Common Shares did not trade on the ASE on April 15, 1998. The last trade of the Common Shares on the ASE prior to April 15, 1998 occurred on April 13, 1998 at Cdn. $13.00 per share. The Corporation has agreed to voluntarily de-list the Common Shares from the ASE effective April 23, 1998. The closing price of the Common Shares on April 15, 1998 as reported by NASDAQ was U.S. $8 15/16 per share.

Certain United States Federal Income Tax Consequences of the 1998 Plan

                  The following tax discussion is a brief summary of the United States federal income tax laws applicable to the 1998 Plan. The discussion is intended solely for general information and omits certain information which does not apply generally to all participants in the 1998 Plan.

Grant of Options. In the opinion of the Corporation with respect to employees and directors of the Corporation or its subsidiaries (an "Employee"), the options issued pursuant to the 1998 Plan qualify as "incentive stock options" ("Qualified Options") within the meaning of Section 422 of the United States Internal Revenue Code (the "Internal Revenue Code"). Accordingly, an Employee recipient of Qualified Options under the 1998 Plan incurs no income tax liability, and the Corporation obtains no deduction, from the grant of the Qualified Options.

Exercise of Qualified Options. An Employee will not be subject to federal income tax upon the exercise of a Qualified Option granted under the 1998 Plan, nor will the Corporation be entitled to a tax deduction by reason of such exercise, provided that the holder is still employed by the Corporation (or terminated employment no longer than three months before the exercise date). The Employee will have a cost basis in the Common Shares acquired upon such exercise equal to the option exercise price.

Disposition of Shares Acquired Under the 1998 Plan. In order to defer taxation on the difference between the fair market value and exercise price of Common Shares acquired upon exercise of a Qualified Option, the Employee must hold the Common Shares during a holding period which runs through the later of one year after the option exercise date or two years after the date the option was granted. The only exceptions are for dispositions of shares upon death, as part of a tax-free exchange of shares in a corporate reorganization, into joint tenancy with right of survivorship with one more person, or the mere pledge or hypothecation of shares.

                  If an Employee disposes of Common Shares acquired upon exercise of a Qualified Option before expiration of the holding period in a manner not described above, such as by gift or ordinary sale of such Common Shares, the Employee must recognize as ordinary compensation income in the year of disposition the difference between the exercise price and the fair market value of the Common Shares as of the date of exercise. This amount must be recognized as income even if it exceeds the fair market value of the Common Shares as of the date of disposition or the amount of the sales proceeds received. The Corporation will be entitled to a corresponding compensation expense deduction.

                  Disposition of Common Shares after expiration of the required holding period will result in the recognition of a capital gain or capital loss in the amount of the difference between the amount realized on the sale of the Common Shares and the exercise price for such Common Shares. If the Employee holds the Common Shares for a period of at least eighteen months, the capital gain or capital loss recognized on the disposition will be a long term capital gain or capital loss.

                 The favourable tax treatment associated with Qualified Options is available only to the extent that the value of the Common Shares (determined at the time of grant) covered by such options first exercisable in any single calendar year does not exceed U.S. $100,000. If Qualified Options that cover an aggregate amount of Common Shares in excess of U.S. $100,000 become exercisable in the same calendar year, the excess will be treated as Non-qualified Options (as defined below). Furthermore, for an option to qualify as a Qualified Option, it must be granted within 10 years from the date the 1998 Plan was adopted by the Board.

                  Alternative minimum tax is generally paid when such tax exceeds a taxpayer's regular federal income tax. Alternative minimum tax is calculated based on alternative minimum taxable income, which is taxable income for federal income tax purposes, modified by certain adjustments and increased by tax preference items.

                  The spread under a Qualified Option (i.e., the difference between the fair market value of the shares of stock at exercise and the exercise price) is classified as alternative minimum taxable income for the years of exercise. Alternative minimum taxable income may be subject to the alternative minimum tax. A disqualifying disposition of the Common Shares subject to the Qualified Options during the same year in which the options were exercised, however, will generally cancel the alternative minimum taxable income generated upon exercise of the Qualified Options.

                  When a taxpayer sells Common Shares acquired through the exercise of a Qualified Option, generally only the difference between the fair market value of the shares on the date of sale and the date of exercise is used in computing any alternative minimum tax for the year of the sale. The portion of a taxpayer's minimum tax attributable to certain items of tax preference (including the spread upon the exercise of a Qualified Option) can be credited against the taxpayer's regular liability in later years to the extent that liability exceeds the alternative minimum tax.

Non-Employee Recipients. In the opinion of the Corporation, options issued pursuant to the 1998 Plan to consultants, non-employee directors, and other non-Employees will not qualify as "incentive stock options" under Section 422 of the Internal Revenue Code ("Non-qualified Options"). The recipient of a Non-qualified Option incurs no income tax liability, and the Corporation obtains no deduction, from the grant of the options. Upon the exercise of a Non-qualified Option, however, the amount by which the fair market value of the Common Shares exceeds the exercise price will be taxed to the optionee as ordinary compensation income. The Corporation will generally be entitled to a deduction in the same amount, provided it satisfies certain requirements relating to the terms of the option and makes all required wage withholdings on the compensation element attributable to the exercise (or qualifies for an exemption to the withholding requirements). In general, the optionee's tax basis in the Common Shares acquired by exercising a Non-qualified Option is equal to the fair market value of such Common Shares on the date of exercise. Upon a subsequent sale of any such Common Shares in a taxable transaction, the optionee will realize a capital gain or loss in an amount equal to the difference between his or her tax basis and the sale price.

Proposed Approval of the 1998 Plan

                  At the Meeting, shareholders will be asked to consider, and if thought fit, approve an ordinary resolution in the form attached hereto as
Schedule I, to adopt the 1998 Plan (the "Option Plan Resolution"). The Option Plan Resolution will not affect the 1996 Plan.

Certain Interests of Directors

                  In considering the recommendation of the board of directors with respect to the Option Plan Resolution, shareholders should be aware that the members of the board of directors have certain interests which may present them with conflicts of interest in connection with such proposal. As discussed above, executive officers and directors may be among those who are granted options under the 1998 Plan. The Board of Directors recognizes that approval of the 1998 Plan pursuant to the Option Plan Resolution may benefit certain directors of the Corporation and their successors, but believes that approval of the Option Plan Resolution will advance the interests of the Corporation and its shareholders by enabling the Corporation to further encourage employees and consultants of the Corporation to make significant contributions to the long term success of the Corporation.

Recommendation of Board of Directors Regarding Option Plan Resolution and Votes Necessary For Approval

                  The board of directors believes the proposed approval of the 1998 Plan is in the best interests of the Corporation, and therefore, unanimously recommends that the shareholders vote FOR approval of the Option Plan Resolution. Approval will be obtained if a majority of the votes cast are in favour.

Interest of Insiders in Material Transactions
---------------------------------------------

                  Except as otherwise disclosed herein, no insider of the Corporation has any interest in material transactions involving the Corporation.

Proposals of Shareholders
-------------------------

                  In order to be included in the proxy statement and form of proxy relating to the Corporation's annual meeting of shareholders to be held in 1999, proposals which shareholders intend to present at such annual meeting must be received by the corporate secretary of the Corporation, at the Corporation's executive offices, 1725 Sheridan Avenue, Suite 140, Cody, Wyoming 82414, no later than January 15, 1999.

Undertakings
------------

                  Upon written or oral request, the Corporation will provide, without charge, to each person to whom a copy of this Management Information Circular and Proxy Statement has been delivered, a copy of the Corporation's Annual Report on Form 10-K for the year ended December 31, 1997 filed with the SEC (other than the exhibits except as expressly requested). Requests should be directed to Ed Dickinson, Director of Finance, at 230 South Rock Boulevard, Suite 21, Reno, Nevada 89502, U.S.A., or at the following telephone number:
(702) 857-1966.

                                * * * * * * * * *

                  The contents and sending of this Information Circular have been approved by the Directors of the Corporation.

                  DATED as of the 15th day of April, 1998.


                                                     ALTAIR INTERNATIONAL INC.



                                                     (sgd.)   William Long
                                                              President

                                   SCHEDULE I

                         RESOLUTION OF THE SHAREHOLDERS

                                       OF

                            ALTAIR INTERNATIONAL INC.



BE IT RESOLVED THAT:

         1. the 1998 Altair International Inc. Stock Option Plan (the "1998 Plan"), a copy of which is annexed as Exhibit B to the Altair International Inc. management information circular and proxy statement dated as of April 15, 1998 is hereby adopted and approved as the stock option plan of the Corporation;

         2. the number of common shares of the Corporation issuable pursuant to the 1998 Plan be set at 2,000,000 common shares of the Corporation; and

         3. any director or officer of the Corporation be authorized and directed to execute and deliver, under corporate seal or otherwise, all such documents and instruments and to do all such acts as in the opinion of such director or officer may be necessary or desirable to give effect to this resolution.

                                    EXHIBIT A

                         1996 ALTAIR INTERNATIONAL INC.

                                STOCK OPTION PLAN

1.       PURPOSE
         -------

         The purpose of this stock option plan (the "Plan") is to authorize the grant to service providers for Altair International Inc. (the "Corporation") of options to purchase common shares ("shares") of the Corporation's capital and thus benefit the Corporation by enabling it to attract, retain and motivate service providers by providing them with the opportunity, through share options, to acquire an increased proprietary interest in the Corporation.

2.       ADMINISTRATION
         --------------

         The Plan shall be administered by the board of directors of the Corporation. Subject to approval of the granting of options by the board of directors, the Corporation shall grant options under the Plan.

3.       SHARES SUBJECT TO PLAN
         ----------------------

         Subject to adjustment under the provisions of paragraph 12 hereof, the aggregate number of shares of the Corporation which may be issued and sold under the Plan will not exceed 2,500,000 shares. The total number of shares which may be reserved for issuance to any one individual under the Plan shall not exceed 5% of the outstanding issue. The Corporation shall not, upon the exercise of any option, be required to issue or deliver any shares prior to (a) the admission of such shares to listing on any stock exchange on which the Corporation's shares may then be listed, and (b) the completion of such registration or other qualification of such shares under any law, rules or regulation as the Corporation shall determine to be necessary or advisable. If any shares cannot be issued to any optionee for whatever reason, the obligation of the Corporation to issue such shares shall terminate and any option exercise price paid to the Corporation shall be returned to the optionee.

4.       LIMITS WITH RESPECT TO INSIDERS
         -------------------------------

         (a) The maximum number of shares which may be reserved for issuance to insiders under the Plan, any other employer stock option plans or options for services, shall be 10% of the shares issued and outstanding at the time of the grant (on a non-diluted basis).

         (b) The maximum number of shares which may be issued to insiders under the Plan, together with any other previously established or proposed share compensation arrangements, within any one year period shall be 10% of the outstanding issue. The maximum number of shares which may be issued to any one insider and his or her associates under the Plan, together with any other previously established or proposed share compensation arrangements, within a one year period shall be 5% of the shares outstanding at the time of the grant (on a non-diluted basis).

         (c) Any entitlement to acquire shares granted pursuant to the Plan, any other employer stock option plans, options for services or any other share compensation agreement, prior to the optionee becoming an insider, shall be excluded for the purposes of the limits set out in paragraphs (a) and (b) above.

5.       ELIGIBILITY
         -----------

         Options shall be granted only to service providers for the Corporation. The term "service providers for the Corporation" means (a) any employee or insider of the Corporation or any of its subsidiaries, and (b) any other person or company engaged to provide ongoing management or consulting services for the Corporation or any entity controlled by the Corporation. The terms "insider", "controlled" and "subsidiary" shall have the meanings ascribed thereto in the Securities Act (Ontario) from time to time. Subject to the foregoing, the board of directors shall have full and final authority to determine the persons who are to be granted options under the Plan and the number of shares subject to each option.

6.       PRICE
         -----

         The purchase price (the "Price") for the shares of the Corporation under each option shall be determined by the board of directors on the basis of the market price, where "market price" shall mean the prior trading day closing price of the shares of the Corporation on any stock exchange on which the shares are listed, and where there is no such closing price, "market price" shall mean the average of the most recent bid and ask of the shares of the Corporation on any stock exchange on which the shares are listed. In no event shall the Price be less than the market price on The Toronto Stock Exchange, if the shares of the Corporation are then listed on such exchange.

7.       PERIOD OF OPTION AND RIGHTS TO EXERCISE
         ---------------------------------------

         Subject to the provisions of this paragraph 7 and paragraphs 8, 9 and 10 below, options will be exercisable in whole or in part, and from time to time, during the currency thereof. Options shall not be granted for a term exceeding five years. Options may, at the discretion of the board of directors, provide that the number of shares which may be acquired pursuant to the option shall not exceed a specified number each year during the term of the option. The shares to be purchased upon each exercise of any option (the "optioned shares") shall be paid for in full at the time of such exercise. Except as provided in paragraphs 8 and 9 below, no option which is held by a service provider may be exercised unless the optionee is then a service provider for the Corporation.

8.       CESSATION OF PROVISION OF SERVICES
         ----------------------------------

         If any optionee who is a service provider shall cease to be a service provider for the Corporation for any reason (except as otherwise provided in paragraph 9) the optionee may, but only within the period of ninety days next succeeding such cessation and in no event after the expiry date of the optionee's option, exercise the optionee's option.

9.       DEATH OF OPTIONEE
         -----------------

         In the event of the death of an optionee during the currency of the optionee's option, the option theretofore granted to the optionee shall be exercisable within, but only within, the period of one year next succeeding the optionee's death, and in no event after the expiry date of the option. Before expiry of an option under this paragraph 9, the board of directors shall notify the optionee's representative in writing of such expiry.

10.      EXTENSION OF OPTION
         -------------------

         In addition to the provisions of paragraphs 8 and 9, the board of directors may extend the period of time within which an option held by a deceased optionee may be exercised or within which an option may be exercised by an optionee who has ceased to be a service provider for the Corporation, but such an extension shall not be granted beyond the original expiry date of the option. Any extensions of options granted under this Plan are subject to applicable regulatory approval.

11.      NON-TRANSFERABILITY OF OPTION
         -----------------------------

         No option granted under the Plan shall be transferrable by an optionee otherwise than by will or by the laws of descent and distribution, and such option shall be exercisable, during an optionee's lifetime, only by the optionee.

12.      ADJUSTMENTS IN SHARES SUBJECT TO PLAN
         -------------------------------------

         The aggregate number and kind of shares available under the Plan shall be appropriately adjusted in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or shares of the Corporation. The options granted under the Plan may contain such provisions as the board of directors may determine with respect to adjustments to be made in the number and kind of shares covered by such options and in the option price in the event of any such change.

13.      AMENDMENT AND TERMINATION OF THE PLAN
         -------------------------------------

         The board of directors may at any time amend or terminate the Plan, but where amended, such amendment is subject to regulatory approval.

14.      EFFECTIVE DATE OF THE PLAN
         --------------------------

         The Plan becomes effective on the date of its approval by the shareholders of the Corporation.

15.      EVIDENCE OF OPTIONS
         -------------------

         Each option granted under the Plan shall be embodied in a written option agreement between the Corporation and the optionee which shall give effect to the provisions of the Plan.

16.      EXERCISE OF OPTION
         ------------------

         Subject to the provisions of the Plan and the particular option, an option may be exercised from time to time by delivering to the Corporation at its registered office a written notice of exercise specifying the number of shares with respect to which the option is being exercised and accompanied by payment in cash or certified cheque for the full amount of the purchase price of the shares then being purchased.

         Upon receipt of a certificate of an authorized officer directing the issue of shares purchased under the Plan, the transfer agent is authorized and directed to issue and countersign share certificates for the optioned shares in the name of such optionee or the optionee's legal personal representative or as may be directed in writing by the optionee's legal personal representative.

17.      NOTICE OF SALE OF ALL OR SUBSTANTIALLY ALL SHARES OR ASSETS
         -----------------------------------------------------------

         If at any time when an option granted under this Plan remains unexercised with respect to any optioned shares, (a) a general offer to purchase all of the issued shares of the Corporation is made by a third party or (b) the Corporation proposes to sell all or substantially all of its assets and undertaking or to merge, amalgamate or be absorbed by or into any other corporation (save and except for a subsidiary or subsidiaries of the Corporation) under any circumstances which involve or may involve or require the liquidation of the Corporation, a distribution of its assets among its shareholders, or the termination of the corporate existence of the Corporation, the Corporation shall use its best efforts to bring such offer or proposal to the attention of the optionee as soon as practicable and (i) the option granted under this Plan may be exercised, as to all or any of the optioned shares in respect of which such option has not previously been exercised, by the optionee at any time up to and including, (but not after) a date thirty (30) days following the date of the completion of such sale or prior to the close of business on the expiry date of the option, whichever is the earlier; and (ii) the Corporation may require the acceleration of the time for the exercise of the said option and of the time for the fulfilment of any conditions or restrictions on such exercise.

18.      RIGHTS PRIOR TO EXERCISE
         ------------------------

         An optionee shall have no rights whatsoever as a shareholder in respect of any of the optioned shares (including any right to receive dividends or other distributions therefrom or thereon) other than in respect of optioned shares in respect of which the optionee shall have exercised the option to purchase hereunder and which the optionee shall have actually taken up and paid for.

19.      GOVERNING LAW
         -------------

         This Plan shall be construed in accordance with and be governed by the laws of the Province of Ontario and shall be deemed to have been made in said Province, and shall be in accordance with all applicable securities laws.

20.      EXPIRY OF OPTION
         ----------------

         On the expiry date of any option granted under the Plan, and subject to any extension of such expiry date permitted in accordance with the Plan, such option hereby granted shall forthwith expire and terminate and be of no further force or effect whatsoever as to such of the optioned shares in respect of which the option has not been exercised.

21.      APPROVAL
         --------

         The Plan has been approved by the shareholders of the Corporation on May 10, 1996 and amended by shareholders of the Corporation on June 3, 1997 and supersedes and replaces all prior stock option plans.

         DATED at Toronto, Ontario, this 3rd day of June, 1997.

                                                     ALTAIR INTERNATIONAL INC.



                                                     (sgd.)   William Long
                                                              President

                                    EXHIBIT B

                         1998 ALTAIR INTERNATIONAL INC.

                                STOCK OPTION PLAN

1.       PURPOSE
         -------

         The purpose of this stock option plan (the "Plan") is to authorize the grant to service providers for Altair International Inc. (the "Corporation") of options to purchase common shares ("shares") of the Corporation's capital and thus benefit the Corporation by enabling it to attract, retain and motivate service providers by providing them with the opportunity, through share options, to acquire an increased proprietary interest in the Corporation.

2.       ADMINISTRATION
         --------------

         The Plan shall be administered by the board of directors of the Corporation or a committee established by the board of directors for that purpose (the "Committee"). Subject to approval of the granting of options by the board of directors or Committee, as applicable, the Corporation shall grant options under the Plan.

3.       SHARES SUBJECT TO PLAN
         ----------------------

         Subject to adjustment under the provisions of paragraph 12 hereof, the aggregate number of shares of the Corporation which may be issued and sold under the Plan will not exceed 2,000,000 shares. The total number of shares which may be reserved for issuance to any one individual at any time under the Plan shall not exceed 5% of the outstanding issue. The Corporation shall not, upon the exercise of any option, be required to issue or deliver any shares prior to (a) the admission of such shares to listing on any stock exchange on which the Corporation's shares may then be listed, and (b) the completion of such registration or other qualification of such shares under any law, rules or regulation as the Corporation shall determine to be necessary or advisable. If any shares cannot be issued to any optionee for whatever reason, the obligation of the Corporation to issue such shares shall terminate and any option exercise price paid to the Corporation shall be returned to the optionee.

4.       LIMITS WITH RESPECT TO INSIDERS
         -------------------------------

(a) The maximum number of shares which may be reserved for issuance to insiders under the Plan, any other employer stock option plans or options for services, shall be 10% of the shares issued and outstanding at the time of the grant (on a non-diluted basis).

(b) The maximum number of shares which may be issued to insiders under the Plan, together with any other previously established or proposed share compensation arrangements, within any one year period shall be 10% of the outstanding issue. The maximum number of shares which may be issued to any one insider and his or her associates under the Plan, together with any other previously established or proposed share compensation arrangements, within a one year period shall be 5% of the shares outstanding at the time of the grant (on a non- diluted basis).

(c) Any entitlement to acquire shares granted pursuant to the Plan, any other employer stock option plans, options for services or any other share compensation agreement, prior to the optionee becoming an insider, shall be excluded for the purposes of the limits set out in paragraphs (a) and (b) above.

5.       ELIGIBILITY
         -----------

         Options shall be granted only to service providers for the Corporation. The term "service providers for the Corporation" means (a) any full or part-time employee or officer, or insider of the Corporation or any of its subsidiaries; and (b) any other person or company engaged to provide ongoing management or consulting services for the Corporation or any entity controlled by the Corporation (any person in (a) or (b) hereinafter referred to as an "Eligible Person"). The terms "insider", "controlled" and "subsidiary" shall have the meanings ascribed thereto in the Securities Act (Ontario) from time to time. Notwithstanding the foregoing, no person or entity shall qualify as an Eligible Person solely on account of the person or entity having beneficial ownership of more than 10 percent of the shares of the Corporation. Subject to the foregoing, the board of directors or Committee, as applicable, shall have full and final authority to determine the persons who are to be granted options under the Plan and the number of shares subject to each option.

6.       PRICE
         -----

         The purchase price (the "Price") for the shares of the Corporation under each option shall be determined by the board of directors or Committee, as applicable, on the basis of the market price, where "market price" shall mean the prior trading day closing price of the shares of the Corporation on The Toronto Stock Exchange (the "TSE") if the shares are listed on the TSE or if the shares are not listed on the TSE, on any other stock exchange on which the shares are listed or on any dealing network on which the shares are quoted for trading, and where there is no such closing price, "market price" shall mean the closing price on the last day on which a trade in the shares occurred on the TSE or if the shares are not listed on the TSE, on any other stock exchange on which the shares are listed or on any dealing network on which the shares are quoted for unlisted trading privileges. In no event shall the Price be less than the market price on the TSE, if the shares of the Corporation are then listed on such exchange.

7.       PERIOD OF OPTION AND RIGHTS TO EXERCISE
         ---------------------------------------

         Subject to the provisions of this paragraph 7 and paragraphs 8, 9 and 10 below, options will be exercisable in whole or in part, and from time to time, during the currency thereof. Options shall not be granted for a term exceeding ten years. The shares to be purchased upon each exercise of any option (the "optioned shares") shall be paid for in full at the time of such exercise. Except as provided in paragraphs 8, 9 and 10 below, no option which is held by a service provider may be exercised unless the optionee is then a service provider for the Corporation.

8.       CESSATION OF PROVISION OF SERVICES
         ----------------------------------

         Subject to paragraph 10 below, if any optionee who is a service provider shall cease to be a service provider for the Corporation for any reason (except as otherwise provided in paragraphs 9 or 10) the optionee may, but only within the period of ninety days next succeeding such cessation and in no event after the expiry date of the optionee's option, exercise the optionee's option.

9.       DEATH OF OPTIONEE
         -----------------

         Subject to paragraph 10 below, in the event of the death of an optionee during the currency of the optionee's option, the option theretofore granted to the optionee shall be exercisable within, but only within, the period of one year next succeeding the optionee's death, and in no event after the expiry date of the option. Before expiry of an option under this paragraph 9, the board of directors or Committee, as applicable, shall notify the optionee's representative in writing of such expiry.

10.      EXTENSION OF OPTION
         -------------------

         In addition to the provisions of paragraphs 8 and 9, the board of directors or Committee, as applicable, may extend the period of time within which an option held by a deceased optionee may be exercised or within which an option may be exercised by an optionee who has ceased to be a service provider for the Corporation, but such an extension shall not be granted beyond the original expiry date of the option. Any extensions of options granted under this Plan are subject to applicable regulatory approval.

11.      NON-TRANSFERABILITY OF OPTION
         -----------------------------

         No option granted under the Plan shall be transferrable by an optionee otherwise than by will or by the laws of descent and distribution, and such option shall be exercisable, during an optionee's lifetime, only by the optionee.

12.      ADJUSTMENTS IN SHARES SUBJECT TO PLAN
         -------------------------------------

         The aggregate number and kind of shares available under the Plan shall be appropriately adjusted in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or shares of the Corporation. The options granted under the Plan may contain such provisions as the board of directors, or Committee, as applicable, may determine with respect to adjustments to be made in the number and kind of shares covered by such options and in the option price in the event of any such change.

13.      AMENDMENT AND TERMINATION OF THE PLAN
         -------------------------------------

         The board of directors may at any time amend or terminate the Plan, but where amended, such amendment is subject to regulatory approval.

14.      EFFECTIVE DATE OF THE PLAN
         --------------------------

         The Plan becomes effective on the date of its approval by the shareholders of the Corporation.

15.      EVIDENCE OF OPTIONS
         -------------------

         Each option granted under the Plan shall be embodied in a written option agreement between the Corporation and the optionee which shall give effect to the provisions of the Plan.

16.      EXERCISE OF OPTION
         ------------------

         Subject to the provisions of the Plan and the particular option, an option may be exercised from time to time by delivering to the Corporation at its registered office a written notice of exercise specifying the number of shares with respect to which the option is being exercised and accompanied by payment in cash or certified cheque for the full amount of the purchase price of the shares then being purchased.

         Upon receipt of a certificate of an authorized officer directing the issue of shares purchased under the Plan, the transfer agent is authorized and directed to issue and countersign share certificates for the optioned shares in the name of such optionee or the optionee's legal personal representative or as may be directed in writing by the optionee's legal personal representative.

17.      VESTING RESTRICTIONS
         --------------------

         Options may, at the discretion of the board of directors or Committee, as applicable, provide that the number of shares which may be acquired pursuant to the option shall not exceed a specified number or percentage each year during the term of the options.

18.      NOTICE OF SALE OF ALL OR SUBSTANTIALLY ALL SHARES OR ASSETS
         -----------------------------------------------------------

         If at any time when an option granted under this Plan remains unexercised with respect to any optioned shares:

(a) the Corporation seeks approval from its shareholders for a transaction which, if completed, would constitute an Acceleration Event; or


(b) a third party makes a bona fide formal offer or proposal to the Corporation or its shareholders which, if accepted, would constitute an Acceleration Event;

                                       B-5
the Corporation shall notify the optionee in writing of such transaction, offer or proposal as soon as practicable and, provided that the board of directors or Committee, as applicable, has determined that no adjustment shall be made pursuant to section 12 hereof, (i) the board of directors or Committee, as applicable, may permit the optionee to exercise the option granted under this Plan, as to all or any of the optioned shares in respect of which such option has not previously been exercised (regardless of any vesting restrictions), during the period specified in the notice (but in no event later than the expiry date of the option), so that the optionee may participate in such transaction, offer or proposal; and (ii) the board of directors or Committee, as applicable, may require the acceleration of the time for the exercise of the said option and of the time for the fulfilment of any conditions or restrictions on such exercise.


         For these purposes, an Acceleration Event means:

(a) the acquisition by any "offeror" (as defined in Part XX of the Securities Act (Ontario)) of beneficial ownership of more than 50% of the outstanding voting securities of the Corporation, by means of a takeover bid or otherwise;

(b) any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of the Corporation would be converted into cash, securities or other property, other than a merger of the Corporation in which shareholders immediately prior to the merger have the same proportionate ownership of stock of the surviving corporation immediately after the merger;

(c) any sale, lease exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Corporation; or

(d) the approval by the shareholders of the Corporation of any plan of liquidation or dissolution of the Corporation.

19.      RIGHTS PRIOR TO EXERCISE
         ------------------------

         An optionee shall have no rights whatsoever as a shareholder in respect of any of the optioned shares (including any right to receive dividends or other distributions therefrom or thereon) other than in respect of optioned shares in respect of which the optionee shall have exercised the option to purchase hereunder and which the optionee shall have actually taken up and paid for.

20.      GOVERNING LAW
         -------------

         This Plan shall be construed in accordance with and be governed by the laws of the Province of Ontario and shall be deemed to have been made in said Province, and shall be in accordance with all applicable securities laws.

21.      EXPIRY OF OPTION
         ----------------

         On the expiry date of any option granted under the Plan, and subject to any extension of such expiry date permitted in accordance with the Plan, such option hereby granted shall forthwith expire and terminate and be of no further force or effect whatsoever as to such of the optioned shares in respect of which the option has not been exercised.

22.      APPROVAL
         --------

         The Plan has been approved by the shareholders of the Corporation on June 11, 1998.

         DATED at Toronto, Ontario, this 11th day of June, 1998.





                                                     ---------------------------
                                                     William Long, President

                            ALTAIR INTERNATIONAL INC.

              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS


               NOTICE IS HEREBY GIVEN that an annual and special meeting (the "Meeting") of the shareholders of Altair International Inc. (the "Corporation") will be held at the Board of Trade of Metropolitan Toronto, Downtown Club, 3 First Canadian Place, Toronto, Ontario M5X 1C1, Boardroom B, on Thursday, the 11th day of June, 1998, at the hour of 10:00 o'clock in the morning (Toronto time) for the following purposes:

1. To receive the audited financial statements of the Corporation for the twelve months ended December 31, 1997, together with the report of the auditors thereon;

2.    To elect directors;

3.    To  appoint   auditors  and  to  authorize  the  directors  to  fix  their remuneration;

4.    To consider  and, if thought  fit,  pass a resolution  approving  the 1998
      Altair International Inc. Stock Option Plan (the "Plan") and the reservation of 2,000,000 common shares for issue on the exercise of options granted pursuant to the Plan; and

5. To transact such further or other business as may properly come before the Meeting or any adjournment or adjournments thereof.

               This notice is accompanied by a form of proxy, a copy of the management information circular and proxy statement, the annual report to shareholders of the Corporation containing the audited consolidated financial statements of the Corporation for the twelve months ended December 31, 1997, and a supplemental mailing list form.

               Shareholders who are unable to attend the Meeting in person are requested to complete, date, sign and return the enclosed form of proxy so that as large a representation as possible may be had at the Meeting.

               DATED at Toronto, Ontario as of the 15th day of April, 1998.

                                                  BY ORDER OF THE BOARD



                                                  (Sgd.)  William P. Long
                                                               President

                            ALTAIR INTERNATIONAL INC.

                                      PROXY

                   ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

                                  JUNE 11, 1998

                  THIS PROXY IS SOLICITED BY THE MANAGEMENT OF
                            ALTAIR INTERNATIONAL INC.

                  The undersigned shareholder of Altair International Inc. (the "Corporation") hereby nominates, constitutes and appoints William P. Long, President and director, or failing him, James Golla, Secretary and director, or instead of any of them,____________ , as nominee of the undersigned to attend and vote for and on behalf of the undersigned at the annual and special meeting of shareholders of the Corporation (the "Meeting") to be held on the 11th day of June, 1998 and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment or adjournments thereof, and without limiting the generality of the power hereby conferred, the nominees are specifically directed to vote the shares represented by this proxy as indicated below.

                  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AND, WHERE A CHOICE IS SPECIFIED, WILL BE VOTED AS DIRECTED. WHERE NO CHOICE IS SPECIFIED, THIS PROXY WILL CONFER DISCRETIONARY AUTHORITY AND WILL BE VOTED IN FAVOUR OF THE RESOLUTIONS REFERRED TO ON THE REVERSE SIDE.

                  THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY TO VOTE IN RESPECT OF ANY AMENDMENTS OR VARIATIONS TO THE MATTERS IDENTIFIED IN THE NOTICE OF MEETING OR ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE CORPORATION DOES NOT KNOW AS OF THE DATE THIS PROXY IS MAILED AND IN SUCH MANNER AS SUCH NOMINEE IN HIS JUDGMENT MAY DETERMINE.

                  A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON TO ATTEND AND ACT FOR HIM AND ON HIS BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THIS FORM OF PROXY. SUCH RIGHT MAY BE EXERCISED BY FILLING THE NAME OF SUCH PERSON IN THE BLANK SPACE PROVIDED AND STRIKING OUT THE NAMES OF MANAGEMENT'S NOMINEES, OR BY COMPLETING ANOTHER PROPER FORM OF PROXY AND, IN EITHER CASE, DEPOSITING THE PROXY AS INSTRUCTED BELOW.

                  TO BE VALID, THIS PROXY MUST BE RECEIVED BY THE TRANSFER AGENT AT THE ADDRESS INDICATED ON THE ENCLOSED ENVELOPE NOT LATER THAN 48 HOURS (EXCLUDING SATURDAYS AND HOLIDAYS) BEFORE THE TIME OF HOLDING THE MEETING OR ADJOURNMENT THEREOF, OR DELIVERED TO THE CHAIRMAN ON THE DAY OF THE MEETING OR ADJOURNMENT THEREOF.

         The nominees are directed to vote the shares represented by this proxy as follows:

         1. ELECTION OF DIRECTORS, each to serve until the next annual meeting of shareholders of the Corporation and until their respective successor shall have been duly elected and shall qualify:

          [ ] FOR all nominees listed below (except as marked to the contrary).

          [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

                  (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

                  William Long              James Golla

                  George Hartman            Bob Sheldon

         2.  Proposal  in  respect  to  the  appointment  of  McGovern,   Hurly,
Cunningham, Chartered Accountants, as auditors of the Corporation.

                 [ ]  FOR            [ ]  AGAINST                [ ] WITHHOLD

         3. Ordinary resolution approving the 1998 Altair International Inc. Stock Option Plan and the reservation of an aggregate of 2,000,000 common shares for issue thereunder, a copy of which resolution is annexed as Schedule I to the management information circular and proxy statement of the Corporation dated as of April 15, 1998.

                 [ ]  FOR             [ ]  AGAINST               [ ] WITHHOLD

         4. At the nominee's discretion upon any amendments or variations to matters specified in the notice of the Meeting or upon any other matters as may properly come before the Meeting or any adjournments thereof about which the Corporation does not know as of the date this proxy is mailed.

                                        THE  SHARES  REPRESENTED  BY THIS  PROXY
                                        WILL BE  VOTED  IN  ACCORDANCE  WITH THE
                                        INSTRUCTIONS GIVEN ON ANY VOTE OR BALLOT
                                        CALLED AT THE MEETING. UNLESS A SPECIFIC
                                        INSTRUCTION  IS  INDICATED,  SAID SHARES
                                        WILL BE VOTED  FOR  CONFIRMATION  AND/OR
                                        APPROVAL  OF THE  MATTERS  SPECIFIED  IN
                                        ITEMS 1, 2 AND 3,  ALL OF WHICH  ARE SET
                                        FORTH  IN  THE  ACCOMPANYING  MANAGEMENT
                                        INFORMATION     CIRCULAR    AND    PROXY
                                        STATEMENT,  RECEIPT  OF WHICH IS  HEREBY
                                        ACKNOWLEDGED.

                                        This proxy revokes and supersedes all proxies of earlier date.

                                        DATED this day of , 1998.

                                        PRINT NAME:
                                                   -----------------------------
                                        SIGNATURE:
                                                   -----------------------------
                                        NOTES:

                                        1.  This  proxy  must be  signed  by the
                                        shareholder   or   his   attorney   duly
                                        authorized   in   writing,   or  if  the
                                        shareholder is a corporation, by the proper officers or directors under its corporate seal, or by an officer or attorney thereof duly authorized.

                                        2. A person appointed as nominee to represent a shareholder need not be a shareholder of the Corporation.

                                        3. If not dated, this proxy is deemed to
                                        bear the date on which it was  mailed on
                                        behalf   of   the   management   of  the
                                        Corporation.

                                        4.  Each  shareholder  who is  unable to
                                        attend  the   Meeting  is   respectfully
                                        requested  to date and sign this form of
                                        proxy   and    return   it   using   the
                                        self-addressed envelope provided.